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                                                                    EXHIBIT 23.3



                   CONSENT OF WILLIAMS, KASTNER & GIBBS PLLC




We consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement (Form S-4) and related Prospectus of Waste Connections, Inc. filed in July 1998 for the registration of up to 3,000,000 shares of its Common Stock.



                                                WILLIAMS, KASTNER & GIBBS PLLC


Seattle, Washington
July 14, 1998